UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service) J. RICHARD ATWOOD, PRESIDENT FPA PARAMOUNT FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2016

Item 1:  Report to Shareholders.

Semi-Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

March 31, 2016

FPA Paramount Fund, Inc.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Dear fellow shareholders,

During the first quarter of 2016, the Fund gained 4.91% compared to an increase of 0.24% for the MSCI All Country World Index (Net) (the "Index"). Over the last twelve months, the Fund returned -3.12% versus -4.34% for the Index.

Beginning in the second half of 2014 and throughout 2015, we observed market returns were often being paced by companies reporting high rates of sales growth. While we recognized the quality characteristics inherent in many of those businesses, we nonetheless had no interest in buying them at the elevated prices demanded by the market. Instead, as we sold positions that were reaching our estimates of intrinsic value1, we used the proceeds to buy high-quality businesses that were cast aside by the market because of their exposure to China, other emerging markets, or commodities. During the first quarter of 2016, market sentiment reversed, and many of those undervalued businesses in our portfolio delivered strong performances.

While it is impossible for us to predict how the market will treat our portfolio holdings with commodities or emerging markets exposure in the next few quarters, it is clear that these companies still face fundamental headwinds to their businesses. However, we are happy to wait patiently during the current downturns for two reasons. First, as a group, our companies are gaining competitive strength. Their managements have responded to industry dislocations with prudent cost cutting that maintains profitability and cash flow generation. In addition, their balance sheets remain strong, which is noteworthy since many competitors used debt to fund aggressive growth and are now retrenching dramatically. Second, the companies continue to trade at what we believe are depressed valuations (even after the first quarter price performance). Over the longer term, we expect those strengths to cause a shift in sentiment and close the gap between market prices and our estimates of intrinsic value.

As always, we end the performance discussion by repeating our belief that it is important for shareholders and future investors to understand that we seek to continuously maximize the Fund's discount to intrinsic value, and ultimately maximize long-term potential returns. Doing so with a concentrated portfolio means the Fund's performance will be lumpy. We will tolerate that kind of short-term volatility because we believe increasing discounts to intrinsic value create the best chances for long-term outperformance.

Key performers

Our worst-performing holding that we owned from the beginning of the quarter was U.K.-based G4S, which declined (17.43)% (in U.S. currency).2 The company is a world-leading provider of security services.

While its business is primarily commercial, G4S is also well positioned in niches such as managing justice and immigration operations on behalf of public authorities, notably the British government. The group generates a meaningful portion of profits in developing countries, where it often enjoys dominant market positions.

While the size of our holding has fluctuated over time along with the discount to intrinsic value, we have been shareholders of G4S since 2013. At the end of 2015, however, the stock was once again trading at depressed levels. G4S shares subsequently fell further on a combination of weak economic growth in developing markets, continued challenges with government contracts, slower-than-expected results from management's actions (which has tested investors' patience), and sustained high levels of debt. We have taken advantage of the depressed valuation to rebuild a meaningful position in G4S.

1  Intrinsic Value of a business refers to the discounted value of the cash flow that can be taken out of the business during its remaining life.

2  Represents the percentage of G4S's share price change from 12/31/15 to 3/31/16. The percentage price change does not necessarily equate with the performance of the holding in the Fund's portfolio.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

We, too, are somewhat frustrated with the new management and their reluctance to communicate more openly with shareholders, but our patience is less easily tested than most. We are cognizant of the unique challenges caused by this type of business, and take a long-term view of the business. Fundamentally, we believe G4S is capable of generating good growth in the long run, given its exposure to developing markets, rising security concerns, and the need for governments to cut costs through outsourcing. We think some of the company's pending initiatives will eventually bear fruit, driving margins to upper single-digit levels, thus allowing both cash flows and returns to improve. While the balance sheet needs to be strengthened, we expect G4S to benefit from planned disposals and greater cash generation, not to mention the possibility of reducing dividend payouts. Last, but not least, we believe the stock price is excessively discounted at less than 11x next year's earnings, and a free cash flow yield of 7-8% in the next couple of years. With that, we think G4S meets our investment criteria, and is a compelling investment opportunity.

Our best-performing holding in the quarter was U.S.-based Joy Global, which gained about 27.52% (in U.S. currency).3 Joy is a global manufacturer of mining equipment whose end markets have suffered a severe downturn. Despite the economic pressure on its customers, we believe most of Joy's mining systems installed around the world will remain in service over the long term. And, since customers run the company's equipment under harsh conditions, we expect Joy to capture the ongoing higher-margin equipment service and replacement parts business. The global duopoly with Caterpillar continues, with Joy maintaining its leading market share for sophisticated customers. Management has responded to the downturn by reducing operating expenses, eliminating growth capital spending and reducing working capital. The business trades at a double-digit free cash flow yield. We remain willing to wait for some normalization of underlying business conditions.

Portfolio activity

After a relatively subdued ending to 2015, volatility returned to start the new year as the Index fell about 11% in the first six weeks before rebounding approximately 13% to close the first quarter. We took advantage of the gyrations to purchase three new positions, including Hugo Boss and Baidu. Based in Germany, Hugo Boss is a world-leading brand in both formal and casual clothing, as well as fashion accessories, primarily for men. Baidu, based in China, is the country's leading internet search provider. With a service similar to Google's search business outside China, Baidu allows businesses to advertise based on Chinese users' online search inquiries.

The quarter's volatility also prompted us to eliminate five positions, including Adidas, Hypermarcas, PayPal, and Brambles. Adidas, based in Germany, is one of the world's largest sporting goods manufacturers. Hypermarcas, based in Brazil, is a leading producer of Brazilian pharmaceutical and consumer products. The company was discussed in last quarter's letter as our best performer. PayPal, based in the U.S., enables businesses to accept and process various forms of customer payments. Australia-based Brambles is the largest global supplier of shipping pallets. In our opinion, all four of the companies still exhibit the quality characteristics we desire, but price appreciation eliminated the margin of safety4 for each, and we exited the positions.

We also increased or trimmed existing positions as necessary to optimize the portfolio's overall discount to intrinsic value. Our cash balance ended at about 9%, which is similar to last quarter.

3  Represents the percentage of Joy Global's share price change from 12/31/15 to 3/31/16. The percentage price change does not necessarily equate with the performance of the holding in the Fund's portfolio.

4  Margin of safety — Refers to when an issuer's shares trade at a discount to the portfolio managers' estimate of their intrinsic value.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Portfolio profile

Since last quarter, the Fund's overall profile is little changed. We owned 38 companies at the end of the quarter which remains within the range of the 25 to 50 businesses that we would expect to own at any given point in time. The top ten holdings represented about 44% of Fund assets, and position sizes are based on the relative discount to intrinsic value of each stock. That means the largest weightings correspond to the largest discounts.

Most of the positions are in large-cap companies (median approximately $13 billion), including several businesses that are considered mega-caps5.That's partly a function of our mandate, which focuses on companies with market caps in excess of $2 billion. Companies domiciled in Europe and the U.S. continue to dominate our portfolio, with Asia Pacific and a few emerging market investments making up the balance. Where a company is domiciled is largely irrelevant to us, however, since many of our holdings are large companies that typically conduct business on a global scale. That means they often generate significant amounts of their cash outside their home countries, rendering traditional country classifications less useful.

We thank you, as always, for your confidence, and look forward to continuing to serve your interests as shareholders of the FPA Paramount Fund.

Respectfully submitted,

Gregory Herr Portfolio Manager	Pierre O. Py Portfolio Manager
April 29, 2016

Performance data quoted in this letter represents past performance and neither indicates nor guarantees future performance. The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Individuals cannot invest directly in an Index.

5  Large-cap refers to companies with a market capitalization value of more than $10 billion. Mega-cap refers to the biggest companies in the investment universe, as measured by market capitalization. While there is no exact definition of the term, mega cap generally refers to companies with a market cap exceeding $100 billion.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA PARAMOUNT FUND, INC.

PORTFOLIO SUMMARY

March 31, 2016
(Unaudited)

Common Stocks		90.8%
Apparel, Footwear & Acc Design	9.5%
Infrastructure Software	9.5%
Courier Services	7.9%
Oil & Gas Services & Equipment	6.0%
Flow Control Equipment	4.8%
Advertising & Marketing	4.3%
Other Commercial Services	4.3%
Internet Media	4.2%
Health Care Services	3.9%
Industrial Distribution & Rental	3.8%
Communications Equipment	3.4%
Professional Services	3.2%
Packaged Food	2.6%
Security Services	2.5%
Aircraft & Parts	2.4%
Other Common Stocks	2.3%
Rubber & Plastic	2.3%
Construction & Mining Machinery	2.3%
Entertainment Content	2.2%
Specialty Apparel Stores	1.9%
Restaurants	1.7%
Application Software	1.3%
Beverages	1.3%
Food Services	1.0%
Semiconductor Manufacturing	1.0%
Agricultural Chemicals	0.8%
E-commerce Discretionary	0.4%
Short-term Investments		10.2%
Other Assets And Liabilities, Net		(1.0)%
Net Assets		100.0%

FPA PARAMOUNT FUND, INC.

PORTFOLIO OF INVESTMENTS

March 31, 2016
(Unaudited)

COMMON STOCKS	Shares	Fair Value
APPAREL, FOOTWEAR & ACC DESIGN — 9.5%
Cie Financiere Richemont SA (Switzerland)	60,000	$3,965,472
Prada SpA (Italy)	1,991,800	6,855,571
Swatch Group AG (The) (Switzerland)	10,700	3,706,692
		$14,527,735
INFRASTRUCTURE SOFTWARE — 9.5%
Microsoft Corporation	123,100	$6,798,813
Oracle Corporation	188,400	7,707,444
		$14,506,257
COURIER SERVICES — 7.9%
TNT Express NV (Netherlands)	1,334,560	$11,975,645
OIL & GAS SERVICES & EQUIPMENT — 6.0%
Fugro NV (CVA) (Netherlands)*	351,275	$6,745,203
ShawCor, Ltd. (Canada)	109,500	2,380,123
		$9,125,326
FLOW CONTROL EQUIPMENT — 4.8%
Rotork plc (Britain)	730,000	$1,916,588
Sulzer AG (Switzerland)	55,000	5,462,535
		$7,379,123
ADVERTISING & MARKETING — 4.3%
DKSH Holding AG (Switzerland)	42,000	$2,871,926
Publicis Groupe SA (France)	52,950	3,718,138
		$6,590,064
OTHER COMMERCIAL SERVICES — 4.3%
ALS, Ltd. (Australia)	1,615,221	$4,940,211
Intertek Group plc (Britain)	34,000	1,546,524
		$6,486,735
INTERNET MEDIA — 4.2%
Alphabet, Inc. (Class C)*	4,500	$3,352,275
Baidu, Inc. (ADR) (China)*	16,000	3,054,080
		$6,406,355
HEALTH CARE SERVICES — 3.9%
Laboratory Corporation of America Holdings*	50,400	$5,903,352
INDUSTRIAL DISTRIBUTION & RENTAL — 3.8%
Aggreko plc (Britain)	372,007	$5,754,355

FPA PARAMOUNT FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

COMMON STOCKS	Shares	Fair Value
COMMUNICATIONS EQUIPMENT — 3.4%
Cisco Systems, Inc.	89,100	$2,536,677
Samsung Electronics Co. Ltd. (South Korea)	2,270	2,604,267
		$5,140,944
PROFESSIONAL SERVICES — 3.2%
Michael Page International plc (Britain)	804,022	$4,928,584
PACKAGED FOOD — 2.6%
Danone SA (France)	35,600	$2,532,232
Nestle SA (Switzerland)	19,100	1,427,211
		$3,959,443
SECURITY SERVICES — 2.5%
G4S plc (Britain)	1,367,370	$3,743,163
AIRCRAFT & PARTS — 2.4%
Meggitt plc (Britain)	637,200	$3,721,114
RUBBER & PLASTIC — 2.3%
Ansell, Ltd. (Australia)	267,600	$3,546,677
CONSTRUCTION & MINING MACHINERY — 2.3%
Joy Global, Inc.	215,900	$3,469,513
ENTERTAINMENT CONTENT — 2.2%
Twenty-First Century Fox, Inc. (Class B)	118,000	$3,327,600
SPECIALTY APPAREL STORES — 1.9%
Hugo Boss AG (Germany)	44,000	$2,885,896
RESTAURANTS — 1.7%
McDonald's Corporation	20,900	$2,626,712
APPLICATION SOFTWARE — 1.3%
SAP SE (Germany)	25,350	$2,050,933
BEVERAGES — 1.3%
Diageo plc (Britain)	72,400	$1,956,467

FPA PARAMOUNT FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

COMMON STOCKS	Shares or Principal Amount	Fair Value
FOOD SERVICES — 1.0%
Sodexo SA (France)	14,400	$1,552,387
SEMICONDUCTOR MANUFACTURING — 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (Taiwan)	58,900	$1,543,180
AGRICULTURAL CHEMICALS — 0.8%
Incitec Pivot, Ltd. (Australia)	486,702	$1,190,130
E-COMMERCE DISCRETIONARY — 0.4%
eBay, Inc.*	24,900	$594,114
OTHER COMMON STOCKS — 2.3%		$3,554,717
TOTAL COMMON STOCKS — 90.8% (Cost $150,610,068)		$138,446,521
TOTAL INVESTMENT SECURITIES — 90.8% (Cost $150,610,068)		$138,446,521
SHORT-TERM INVESTMENTS — 10.2%
State Street Bank Repurchase Agreement — 0.03% 4/1/2016 (Dated 03/31/2016, repurchase price of $15,542,013, collateralized by $14,530,000 principal amount U.S. Treasury Note — 2.75% 2023, fair value $15,855,863)	$15,542,000	$15,542,000
TOTAL SHORT-TERM INVESTMENTS (Cost $15,542,000)		$15,542,000
TOTAL INVESTMENTS — 101.0% (Cost $166,152,068)		$153,988,521
Other assets and liabilities, net — (1.0)%		(1,492,440)
NET ASSETS — 100.0%		$152,496,081

*  Non-income producing security.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $150,610,068)	$138,446,521
Short-term investments — at amortized cost (maturities 60 days or less)	15,542,000
Cash	952
Receivable for:
Dividends and interest	348,283
Capital Stock sold	101
Prepaid expenses and other assets	2,590
Total assets	154,340,447
LIABILITIES
Payable for:
Investment securities purchased	1,588,010
Capital Stock repurchased	112,424
Advisory fees	12,403
Line of credit	1,936
Accrued expenses and other liabilities	129,593
Total liabilities	1,844,366
NET ASSETS	$152,496,081
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share; authorized 100,000,000 shares; outstanding 9,148,416 shares	$2,287,104
Additional Paid-in Capital	169,024,465
Accumulated net realized loss on investments	(6,365,955)
Accumulated net investment loss	(282,807)
Net unrealized depreciation	(12,166,726)
NET ASSETS	$152,496,081
NET ASSET VALUE
Offering and redemption price per share	$16.67

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2016
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $31,533)	$698,481
Interest	1,040
Total investment income	699,521
EXPENSES
Advisory fees	758,800
Legal fees	69,429
Transfer agent fees and expenses	47,588
Director fees and expenses	45,701
Reports to shareholders	42,132
Filing fees	25,246
Audit and tax services fees	24,583
Custodian fees	15,543
Administrative services fees	4,449
Professional fees	3,971
Other	54,418
Total expenses	1,091,860
Reimbursement from Adviser	(114,605)
Net expenses	977,255
Net investment loss	(277,734)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(2,467,913)
Foreign currency transactions	(15,641)
Net change in unrealized appreciation (depreciation) of:
Investments	15,360,649
Translation of foreign currency denominated amounts	10,299
Net realized and unrealized gain	12,887,394
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,609,660

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(277,734)	$948,910
Net realized loss	(2,483,554)	(3,906,714)
Net change in unrealized appreciation (depreciation)	15,370,948	(10,322,747)
Net increase (decrease) in net assets resulting from operations	12,609,660	(13,280,551)
Distributions to shareholders from:
Net investment income	(798,849)	(2,820,477)
Net realized capital gains	—	(5,979,410)
Total distributions	(798,849)	(8,799,887)
Capital Stock transactions:
Proceeds from Capital Stock sold	3,806,688	9,053,411
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	517,894	8,359,632
Cost of Capital Stock repurchased	(17,272,758)*	(145,627,208)*
Net decrease from Capital Stock transactions	(12,948,176)	(128,214,165)
Total change in net assets	(1,137,365)	(150,294,603)
NET ASSETS
Beginning of period	153,633,446	303,928,049
End of period	$152,496,081	$153,633,446
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	242,112	543,599
Shares issued to shareholders upon reinvestment of dividends and distributions	33,114	498,785
Shares of Capital Stock repurchased	(1,088,632)	(8,474,309)
Change in Capital Stock outstanding	(813,406)	(7,431,925)

*  Net of redemption fees of $620 and $10,177 for the period ended March 31, 2016 and year ended September 30, 2015, respectively.

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2016		Year Ended September 30
	(Unaudited)		2015	2014	2013	2012	2011
Per share operating performance:
Net asset value at beginning of period	$15.42		$17.47	$25.68	$20.00	$15.68	$16.55
Income from investment operations:
Net investment loss*	$(0.03)		$0.08	$0.16	$0.03	— **	$0.02
Net realized and unrealized gain (loss) on investment securities	1.36		(1.35)	(0.01)	5.69	$4.32	(0.83)
Total from investment operations	$1.33		$(1.27)	$0.15	$5.72	$4.32	$(0.81)
Less distributions:
Dividends from net investment income	$(0.08)		$(0.25)	—	$(0.03)	—	$(0.06)
Distributions from net realized capital gains	—		(0.53)	$(8.36)	(0.01)	—	—
Total distributions	$(0.08)		$(0.78)	$(8.36)	$(0.04)	—	$(0.06)
Redemption fees	—	**	— **	— **	— **	— **	— **
Net asset value at end of period	$16.67		$15.42	$17.47	$25.68	$20.00	$15.68
Total investment return***	8.69%		(7.63)%	(0.55)%	28.64%	27.55%	(4.95)%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$152,496		$153,633	$303,928	$326,045	$259,158	$223,910
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.44	%†	1.32%	1.22%	0.92%	0.94%	0.93%
After reimbursement from Adviser	1.29	%†	1.30%	1.06%	0.92%	0.94%	0.93%
Ratio of net investment income to average net assets:
Before reimbursement from Investment Adviser	(0.52	)%†	0.46%	0.76%	0.13%	0.01%	0.08%
After reimbursement from Investment Adviser	(0.37	)%†	0.48%	0.92%	0.13%	0.01%	0.08%
Portfolio turnover rate	36	%†	38%	113%	19%	6%	10%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2016
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is high total investment return, including capital appreciation and income. The Fund qualifies as an investment company pursuant to Financial Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Foreign Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $25,213,753 for the period ended March 31, 2016. The proceeds and cost of securities sold resulting in net realized losses of $2,467,913 aggregated $41,607,661 and $44,075,574, respectively, for the period ended March 31, 2016. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at March 31, 2016, was $150,899,204 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at March 31, 2016, for federal income tax purposes was $10,000,156 and $22,452,839, respectively resulting in net unrealized

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

depreciation of $12,452,683. As of and during the period ended March 31, 2016, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2012 or by state tax authorities for years ended on or before September 30, 2011.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement") approved by shareholders on November 15, 2013 advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. In addition, the Adviser contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2017.

For the period ended March 31, 2016, the Fund paid aggregate fees and expenses of $45,701 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended March 31, 2016, the Fund collected $620 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2016:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Apparel, Footwear & Acc Design	$14,527,735	—	—	$14,527,735
Infrastructure Software	14,506,257	—	—	14,506,257
Courier Services	11,975,645	—	—	11,975,645
Oil & Gas Services & Equipment	9,125,326	—	—	9,125,326
Flow Control Equipment	7,379,123	—	—	7,379,123
Advertising & Marketing	6,590,064	—	—	6,590,064
Other Commercial Services	6,486,735	—	—	6,486,735
Internet Media	6,406,355	—	—	6,406,355
Health Care Services	5,903,352	—	—	5,903,352
Industrial Distribution & Rental	5,754,355	—	—	5,754,355
Communications Equipment	5,140,944	—	—	5,140,944
Professional Services	4,928,584	—	—	4,928,584
Packaged Food	3,959,443	—	—	3,959,443
Security Services	3,743,163	—	—	3,743,163
Aircraft & Parts	3,721,114	—	—	3,721,114
Rubber & Plastic	3,546,677	—	—	3,546,677
Construction & Mining Machinery	3,469,513	—	—	3,469,513
Entertainment Content	3,327,600	—	—	3,327,600
Specialty Apparel Stores	2,885,896	—	—	2,885,896
Restaurants	2,626,712	—	—	2,626,712
Application Software	2,050,933	—	—	2,050,933
Beverages	1,956,467	—	—	1,956,467
Food Services	1,552,387	—	—	1,552,387
Semiconductor Manufacturing	1,543,180	—	—	1,543,180
Agricultural Chemicals	1,190,130	—	—	1,190,130
E-Commerce Discretionary	594,114	—	—	594,114
Other Common Stocks	3,554,717	—	—	3,554,717
Short-Term Investment	—	$15,542,000	—	15,542,000
	$138,446,521	$15,542,000	—	$153,988,521

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

NOTE 8 — Line of Credit

The Fund, along with FPA U.S. Value Fund, Inc. (another mutual fund managed by the Adviser) for the period October 1, 2015 through February 17, 2016, and along with FPA International Value Fund (another mutual fund managed by the Adviser) since February 26, 2016, has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA International Value Fund pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

For the period ended March 31, 2016, the Fund had no borrowings under the agreement.

NOTE 9 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2016, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$15,542,000	$15,542,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $15,855,863 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA PARAMOUNT FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2016
(Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2015	$1,000.00	$1,000.00
Ending Account Value March 31, 2016	$1,086.90	$1,018.55
Expenses Paid During Period*	$6.73	$6.51

*  Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2016 (183/366 days).

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – 1940†	Director and Chairman* Years Served: 3	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Mark L. Lipson – 1949†	Director* Years Served: <1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Thomas P. Merrick – 1937†	Director* Years Served: 7	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998	7
Alfred E. Osborne, Jr. – 1944†	Director* Years Served: 2	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Director* Years Served: 3	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – 1943†	Director* Years Served: 3	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Gregory A. Herr – 1972	Portfolio Manager Years Served: 4	Managing Director of the Adviser since 2013 and Vice President and Analyst of the Adviser from 2007 to 2012.
Pierre O. Py – 1976	Portfolio Manager Years Served: 4	Managing Director of the Adviser since 2013. Formerly Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.
J. Richard Atwood – 1960	President Years Served: 18	Managing Partner of the Adviser.	7

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Continued (Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Leora R. Weiner – 1970	Chief Compliance Officer Years Served: 1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

E. Lake Setzler – 1967	Treasurer Years Served: 9	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company
Michael P. Gomez – 1985	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

FPA PARAMOUNT FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPRAX
CUSIP: 302546106

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA PARAMOUNT FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2015 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	May 27, 2016

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	May 27, 2016